UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 16, 2021, Armstrong World Industries, Inc. (the “Company’) announced that Charlie M. Chiappone has notified the Company of his intent to retire from his position as Senior Vice President, Ceiling and Wall Solutions of the Company, effective April 1, 2022.  In connection with Mr. Chiappone’s pending retirement, the Company announced that Mark A. Hershey, General Counsel, Chief Compliance Officer and Senior Vice President of Business Development and Sustainability will become Senior Vice President, Americas.  In his new role, Mr. Hershey will assume responsibility for the Company’s mineral fiber and architectural specialties business segments and retain responsibility for Business Development.  The Company also announced that Jill A. Crager, Vice President, Commercial Digitalization will become Senior Vice President, Sales Operations responsible for all distribution and direct sales channels, pricing and customer service. In her new role, Ms. Crager will continue to be responsible for Commercial Digitalization.

In connection with his appointment as Senior Vice President, Americas, Mr. Hershey’s base salary will increase to $490,000. Mr. Hershey will continue to participate in the Company’s annual short-term incentive plan, for which his cash incentive award target will increase to 70% of actual annual base salary earnings, as well as the Company’s long-term incentive plan.

Mr. Chiappone’s decision to retire is not related to any disagreement with the Company, and he will provide support to Mr. Hershey and Ms. Crager through April 1, 2022 to ensure a smooth transition.

A copy of the Company’s press release announcing Mr. Chiappone’s retirement and subsequent leadership changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 99.1 No. 104	Press Release of Armstrong World Industries, Inc. dated November 16, 2021 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Brian L. MacNeal
Brian L. MacNeal
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 16, 2021

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